                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the  shareholder  report of American  Century  Strategic
Asset  Allocations,  Inc. (the "Registrant") on Form N-CSR for the period ending
May 31, 2006 (the "Report"), we, the undersigned,  certify,  pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  July 28, 2006

                                   By:  /s/ William M. Lyons
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                                        William M. Lyons
                                        President
                                        (chief executive officer)

                                   By:  /s/ Maryanne L. Roepke
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                                        Maryanne L. Roepke
                                        Sr. Vice President, Treasurer, and
                                        Chief Financial Officer
                                        (chief financial officer)